                                                                    EXHIBIT 10.1

                             FIFTH ADDENDUM TO LEASE


         THIS FIFTH ADDENDUM TO LEASE is entered into as of this 26th Day of June, 1997 by and between WESTERN HEMISPHERE SALES, INC., as Lessor, and VERIDIEN CORPORATION, as Lessee.

                                    RECITALS

         WHEREAS, Lessor and Lessee have entered into a Lease Agreement (the "Lease") dated June 19, 1992, relating to that certain office / warehouse space, located at 11800 28th Street North, St. Petersburg, Florida (the "Leased Premises"), and

         WHEREAS, On September 2, 1993, Lessor and Lessee entered into that certain Addendum to Lease, as amended; and

         WHEREAS, on July 1, 1994, Lessor and Lessee entered into that certain Second Addendum to Lease, as amended; and

         WHEREAS, on August 1, 1995, Lessor and Lessee entered into that certain Third Addendum to Lease, as amended; and

         WHEREAS, on September 1, 1996, Lessor and Lessee entered into that certain Fourth Addendum to Lease, as amended; and

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration the adequacy and receipt of which are acknowledged by the parties hereto, Lessor and Lessee agree, notwithstanding anything in the Lease, First, Second, Third or Fourth Addenda to the contrary, that the Lease is further amended as follows:

I. The Lessor and Lessee agree to incorporate the following language as if fully set forth in the Lease:

         A. Leased Premises. The leased premises currently consist of 37,800 square feet of that certain building known as 11800 28th Street North, St. Petersburg, Florida. Effective June 1, 1997, the leased premises shall be expanded to include an additional 700 rentable square feet being otherwise described on Exhibit "A" attached to this Fifth Addendum to Lease and incorporated herein (the Additional Expansion space) so that the total rentable square footage of the Leased Premises shall be 38,500.

         B. Rent. The gross monthly base rent set forth in Schedule C "Option to Renew" of the Third Addendum to Lease is hereby replaced by the following lease payment schedule, plus sales and use tax, effective as of June 1, 1997, and on the first day of each successive month thereafter. Lessee shall pay as monthly rent, PLUS current year applicable sales and use tax, estimated building insurance, real estate taxes, and common area maintenance fees for the new total demised premises of 38,500 rentable square feet as follows:

FIRST OPTION PERIOD:  JUNE 1, 1997 THROUGH MAY 31, 2002


         OPTION YEAR 1:  Beginning June 1, 1997

          Monthly Rent:                                         $   13,411.00
          Estimated Building Insurance:                         $    1,177.00
          Estimated Real Estate Taxes:                          $    2,029.00
          Estimated C.A.M. Fees:                                $      960.00
                                                                -------------
          TOTAL MONTHLY RENT (EXCLUSIVE                         $   17,577.00
          OF SALES/USE TAX)

          OPTION YEAR 2:  Beginning June 1, 1998

          Monthly Rent:                                         $   13,813.00
          Estimated Building Insurance:                         $    1,177.00
          Estimated Real Estate Taxes:                          $    2,029.00
          Estimated C.A.M. Fees:                                $      960.00
                                                                -------------
          TOTAL MONTHLY RENT (EXCLUSIVE                         $   17,979.00
          OF SALES/USE TAX)

          OPTION YEAR 3:  Beginning June 1, 1999

          Monthly Rent:                                         $   14,227.00
          Estimated Building Insurance:                         $    1,177.00
          Estimated Real Estate Taxes:                          $    2,029.00
          Estimated C.A.M. Fees:                                $      960.00
                                                                -------------
          TOTAL MONTHLY RENT (EXCLUSIVE                         $   18,393.00
          OF SALES/USE TAX)

          OPTION YEAR 4:  Beginning June 1, 2000

          Monthly Rent:                                         $   14,654.00
          Estimated Building Insurance:                         $    1,177.00
          Estimated Real Estate Taxes:                          $    2,029.00
          Estimated C.A.M. Fees:                                $      960.00
                                                                -------------
          TOTAL MONTHLY RENT (EXCLUSIVE                         $   18,820.00
          OF SALES/USE TAX)

          OPTION YEAR 5:  Beginning June 1, 2001

          Monthly Rent:                                         $   15,094.00
          Estimated Building Insurance:                         $    1,177.00
          Estimated Real Estate Taxes:                          $    2,029.00
          Estimated C.A.M. Fees:                                $      960.00
                                                                -------------
          TOTAL MONTHLY RENT (EXCLUSIVE                         $   19,260.00
          OF SALES/USE TAX)

SECOND OPTION PERIOD:  JUNE 1, 2002 THROUGH MAY 31, 2007

         Monthly rent will be negotiated between Lessee and Lessor in good faith and agreed to prior to commencement of Second Option Period.

         C. The First sentence of Paragraph 7 of the Lease is hereby amended to read as follows: "As additional rent hereunder, Lessee shall pay to Lessor, monthly in advance, commencing June 1, 1997, its newly adjusted prorata share of the leased premises of One Hundred percent (100%) of the building insurance, real estate taxes, common area maintenance as noted in Paragraphs 4, 5, and 6 of this Lease".

         Except as provided herein, all other terms and conditions of the Lease shall remain in full force and effect. In the event of a conflict between this Addendum and the Lease, provisions of this Addendum shall govern.

         Each of the signatories to this Fifth Addendum represent and warrant that he / she all requisite authority to sign on behalf of, and legally bind, the corporate entity for which he / she is signing.

         IN WITNESS WHEREOF, the parties have executed this Fifth Addendum as of the date above written.


WITNESSES:                                   VERIDIEN CORPORATION



                                             By:
-----------------------------------             -------------------------------
Print Name                                   Print Name
          -------------------------                    ------------------------


-----------------------------------
Print Name
          -------------------------                   "LESSEE"



                                             WESTERN HEMISPHERE SALES, INC.



                                             By:
-----------------------------------             -------------------------------
Print Name                                      Richard M. Speer, President
          -------------------------


-----------------------------------
Print Name                                            "LESSOR"
          -------------------------

                            FOURTH ADDENDUM TO LEASE


         THIS FOURTH ADDENDUM TO LEASE is entered into as of this ______ day of __________, 1996 by and between WESTERN HEMISPHERE SALES, INC., as Lessor, and VERIDIEN CORPORATION, as Lessee.

         WHEREAS, Lessor and Lessee have entered into a Lease Agreement (the "Lease") June 19, 1992, relating to that certain rentable space of approximately 37,800 square feet, located at 11800 28th Street North, St. Petersburg, Florida (the "Leased Premises"), and

         NOW, THEREFORE, the parties hereby agree that the Lease shall be amended as follows:

         The Lessee and Lessor agree to the modification of Paragraph III of the Third Addendum to Lease as follows:

         Repayment of Delinquent Rent Through July 31, 1995. Lessee and Lessor acknowledge that the Lessee remains in arrears for past-due rent in the amount of Eighty-Nine Thousand Three Hundred Nine and 45/100 Dollars ($89,309.45) through September 1, 1996 ("Delinquent Rent"). Lessee agrees to repay the Delinquent Rent Pursuant to that certain second Renewal Promissory Note dated August 31, 1996 (copy attached hereto) and per the following payment schedule:

DUE DATE                  AMOUNT            DUE DATE             AMOUNT
--------                  ------            --------             ------
September 1, 1996      $ 1,000.00         March 1, 1997       $ 5,000.00
October 1, 1996        $ 2,000.00         April 1, 1997       $ 5,000.00
November 1, 1996       $ 3,000.00         May 1, 1997         $ 5,000.00
December 1, 1996       $ 3,000.00         June 1, 1997        $ 5,000.00
January 1, 1997        $ 3,000.00         July 1, 1997        $ 5,000.00
February 1, 1997       $ 3,000.00         August 1, 1997      $ 6,000.00
                                          September 1, 1997   Remaining Balance

         The payments stated above exceeding the Delinquent Rent shall be applied in payment of the Second Renewal Promissory Note dated August 31, 1996, first to accrued unpaid interest and then to outstanding principal.

         Should Lessee be in default of any provision of its Lease, as defined in Paragraph 17 of the Lease, Lessor reserves the right to declare the entire remaining balance of the Delinquent Rent immediately due and payable in full.

         Except as provided herein, all other terms and conditions of the Lease and Addenda shall remain in full force and effect. In the event of a conflict between this Addendum and the Lease, provisions of this Addendum shall govern.

         IN WITNESS WHEREOF, the parties have executed this Fourth Addendum as of the date above written.

WITNESSES:                                   VERIDIEN CORPORATION



                                             By:
-----------------------------------             -------------------------------
                                             (Print):
-----------------------------------                 ---------------------------

                                                          "LESSEE"



                                             WESTERN HEMISPHERE SALES, INC.



                                             By:
-----------------------------------             -------------------------------
                                                 Richard M. Speer
-----------------------------------
                                                          "LESSOR"

                             THIRD ADDENDUM TO LEASE

         THIS THIRD ADDENDUM TO LEASE (the "Third Addendum") is entered into as of the 1st day of August, 1995, by and between WESTERN HEMISPHERE SALES, INC. d/b/a PIONEER DATA PROCESSING, INC., as Lessor, and VERIDIEN CORPORATION, as Lessee.

                                    RECITALS

         WHEREAS, Lessor and Lessee entered into that certain Industrial Park Lease (the "Lease") dated June 19, 1992, relating to that certain rentable space of approximately 37,800 square feet located at 11800 - 28th Street North, St. Petersburg, Florida (the "Leased Premises"); and

         WHEREAS, Lessor and Lessee amended the Lease by those certain Addenda dated September 2, 1993 (the "First Addendum") and July 1, 1994 (the "Second Addendum"), respectively; and

         WHEREAS, Lessor and Lessee have agreed to waive any existing defaults as between them under the Lease, and to further amend the Lease, and by this Third Addendum desire to memorialize in writing the terms and conditions of said further amendment;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration the adequacy and receipt of which are acknowledged by the parties hereto, Lessor and Lessee agree, notwithstanding anything in the Lease, First Addendum or Second Addendum to the contrary, that the Lease is further amended as follows:

I. The Lessor and Lessee agree to incorporate the following language as if fully set forth in the Lease:

         Option to Terminate Lease Agreement: Should Lessee exercise its Option to Renew the Lease per Paragraph 4 of the Second Addendum, and as further provided in this Third Addendum, the Lessee shall be deemed to have and reserve the continuing option to terminate the Lease, as renewed, without penalty, effective upon the anniversary date of each Lease year, provided the Lessor receives not less than nine (9) months' written notice (i.e., notice of termination shall be given within days 1 - 90 of the applicable Lease year) prior to the effective Lease termination date. For purposes of clarification, the outline attached as Schedule A is considered as the Lease termination time-line.

II. Paragraph 30(a) of the Lease is deleted in its entirety, and the following substituted in its place:

         Option to Purchase: During the remaining term of this Lease and any renewal term of this Lease, Provided Lessee is not then in default per Paragraph 17 of the Lease (subject to applicable notice of default and curative periods in favor of Lessee), Lessee shall have the option to purchase the land and building

*It is understood by all parties that the Purchase Price shall NOT be less than One Million Six Hundred Fifty Thousand Dollars ($1,650,000.00).

upon and within which the Leased Premises are situated (along with all fixtures and chattels, and Lessor's right, title and interest in and to any leases of any portion of the land and building) for the aggregate purchase price of: (a) One Million Six Hundred Fifty Thousand and No/100 Dollars ($1,650,000.00), provided the option is exercised on or before July 31, 1998; or (b) "fair market value" at the time of exercise of the option, if the option is exercised after July 31, 1998. As to (b) above, if the parties cannot agree on said "fair market value", the issue will be submitted to, and decided by, binding arbitration. This option shall be exercised by Lessee delivering to Lessor an earnest money deposit in the amount of ten percent (10%) of the said purchase price along with Lessee's written notice of intention to exercise Lessee's purchase option. Lessor and Lessee agree that the closing of such sale shall take place within sixty (60) days after Lessor's receipt of Lessee's written notice of the exercise of said option. Conveyance of the property purchased shall be by Warranty Deed and Bill of Sale with general warranties of title. Expenses of closing and income and expenses associated with the property shall be pro-rated and apportioned in accordance with local custom and practice.

III.     The Lessee and Lessor agree to the inclusion of the following
Paragraph:

         Repayment of Delinquent Rent Through July 31, 1995: Lessee and Lessor acknowledge that Lessee is in arrears for certain rent and other charges payable under the Lease in the aggregate amount of One Hundred Twenty Seven Thousand Three Hundred Nine and 45/100 Dollars ($127,309.45) through July 31, 1995 (the "Delinquent Rent"). Lessee agrees to repay the Delinquent Rent, with interest accrued thereon at the rate of ten percent (10%) per annum from the date of this Third Addendum until paid, pursuant to: (a) that certain Renewal Promissory Note from Lessee to Lessor of even date herewith in the Principal amount of Seventy Four Thousand Seven Hundred Three and 00/100 Dollars ($74,703.00); and (b) remainder according to the following schedule:

DUE DATE              AMOUNT         DUE DATE                   AMOUNT
--------              ------         --------                   ------
October 1, 1995      $2,000.00     April 1, 1996              $5,000.00
November 1, 1995     $2,000.00     May 1, 1996                $5,000.00
December 1, 1995     $2,000.00     June 1, 1996               $5,000.00
January 1, 1996      $2,000.00     July 1, 1996               $5,000.00
February 1, 1996     $2,000.00     August 1, 1996             $5,000.00
March 1, 1996        $2,000.00     September 1, 1996          Remaining Balance.

Should Lessee default under the Lease as defined in Paragraph 17 of the Lease, Lessor reserves the right to declare the entire remaining balance of the Delinquent Rent immediately due and payable in full. Any payments received by Lessor relative to the Delinquent Rent shall be applied first to outstanding interest and principal (in that order) under (b) above, the remainder of any such payments to be applied in payment of the Renewal Promissory Note, first to accrued unpaid interest and then to outstanding principal.

IV. Paragraph 2 of the Lease and Paragraph 4 of the Second Amendment are deleted in their entirety, and the following substituted in their place:

         Option to Renew: In the event the Lessee shall perform all of the covenants of this Lease, including the prompt payment of the Delinquent Rent, the Lessee shall have separate options to renew the Lease for two (2) additional successive terms of five (5) years each, each successive renewal term upon the same terms and conditions set forth in the Lease, as amended (and each subject to the termination option described in this Third Addendum); provided, however, that rental payments during said renewal terms shall be payable as more fully set forth in Schedule C attached hereto and by reference made a part hereof. Lessee shall be deemed to have automatically renewed this Lease unless Lessee provides Lessor with written notice of its intention not to renew at least one hundred fifty (150) days prior to the termination of the then existing original or renewal term.

V. Paragraph 6 of the Second Addendum is deleted in its entirety, and the following is substituted in its place:

The Lessee's option to renew the Lease as provided herein, if exercised, shall renew the Lease from the Lease expiration date of May 31, 1997 (or the expiration of the first successive renewal term, as the case may be), and shall apply to the entire Leased Premises including the Expansion Space. The first renewal term shall commence June 1, 1997 and terminate May 31, 2002, and the second renewal term shall commence June 1, 2002 and terminate May 31, 2007 (subject to the termination option as described in this Third Addendum).

VI. The Recitals contained hereinabove constitute a part of the matters agreed to herein.

VII. Except as expressly provided herein, all other terms and conditions of the Lease, as amended, shall remain in full force and effect. In the event of a conflict between this Third Addendum and the Lease, the provisions of this Third Addendum shall in all instances govern and control.

VIII. Each of the signatories to this Third Addendum represents and warrants that he/she has all requisite authority to sign on behalf of, and legally bind, the corporate entity for which he/she is signing.

IX. It shall be an express condition precedent to Lessee's obligations hereunder and under the Renewal Promissory Note that Lessor shall promptly dismiss with prejudice any pending lawsuit(s) to evict Lessee from the Premises or otherwise for the collection of the Delinquent Rent or payment of any other charge under the Lease, or to enforce the performance of any other obligation of Lessee under the Lease; it being acknowledged by Lessor and Lessee that this Third Addendum constitutes full settlement as between the parties as to the subject matter of any such lawsuit(s), without admission of liability by either party except as expressly set forth in the Lease. as amended, relative to the Delinquent Rent or otherwise.

         IN WITNESS WHEREOF, the parties have executed this Third Addendum as of the date above written.

                                             LESSEE

WITNESSES:                                   VERIDIEN CORPORATION


                                             By:
-----------------------------------             -------------------------------
Print Name:                                  Name:
                                                 ------------------------------
                                             Its:
-----------------------------------              ------------------------------
Print Name:



                                             LESSOR



                                             PIONEER DATA PROCESSING

                                             By:
-----------------------------------             -------------------------------
Print Name:                                  Name:
                                                  -----------------------------
-----------------------------------          Its:
Print Name:                                       ------------------------------

                                     RENEWAL
                                 PROMISSORY NOTE

$74,703.00                                            St. Petersburg, Florida
                                                      August 1, 1995

         FOR VALUE RECEIVED, the undersigned Veridien Corporation, a Delaware corporation ("Maker"), promises to pay to the order of Western Hemisphere, Inc., a Florida corporation "Payee"), the sum of Seventy-Four Thousand Seven Hundred Three and No/100 Dollars ($74,703.00), with interest at a rate of ten percent (10%) per annum from the date of this Note. The Maker shall pay at the offices of the Payee the outstanding principal balance of the Note, and all accrued unpaid interest thereon at the aforesaid rate, in full on the maturity date which shall be September 1, 1996.

         The Maker does hereby reserve, and shall have, the privilege of prepaying this Note, at any time, in whole or in part, with accrued interest on the amount prepaid, but without premium or penalty.

         The Maker does hereby waive notice of acceptance of this Note, notice of the occurrence of any default under this Note or under any instrument securing this Note and presentment, demand, notice of maturity, protest, notice of dishonor, notice of nonpayment and notice of protest and all requirements necessary to hold the Maker liable as a maker of this Note. In the event it shall be necessary for the Payee to engage an attorney or bring suit for collection of this Note, the Payee shall be entitled to recover reasonable attorney's fees and costs, whether or not suit shall be brought, including fees and costs on appeal, in addition to the sums due and to become due hereunder.

         This Renewal Promissory Note is in renewal of that certain Promissory Note and Security Agreement from Maker to Payee in the same principal amount, dated January 21, 1995, the original of which Note is attached hereto. Payee acknowledges by its acceptance of this Renewal Promissory Note that interest accrued under the Promissory Note and Security Agreement renewed hereby is forgiven in total and shall not be deemed payable in whole or in part by Maker. No additional principal has been advanced under this Renewal Promissory Note.


                                         VERIDIEN CORPORATION



                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                  SCHEDULE "C"

                                 OPTION TO RENEW


FIRST OPTION PERIOD:       June 1, 1997 - May 31, 2002

OPTION YEAR 1:

         Monthly Rent:                                    $   13,180.00
         Estimated Building Insurance:                           425.00
         Estimated Real Estate Taxes:                          2,500.00
         Estimated C.A.M. Fees:                                  425.00
                                                          -------------
         TOTAL MONTHLY RENT (EXCLUSIVE                    $   16,530.00
         OF SALES/USE TAX)

OPTION YEAR 2:

         Monthly Rent:                                    $   13,570.00
         Estimated Building Insurance:                           425.00
         Estimated Real Estate Taxes:                          3,000.00
         Estimated C.A.M. Fees:                                  425.00
                                                          -------------
         TOTAL MONTHLY RENT (EXCLUSIVE                    $   17,420.00
         OF SALES/USE TAX)

OPTION YEAR 3:

         Monthly Rent:                                    $   13,985.00
         Estimated Building Insurance:                           425.00
         Estimated Real Estate Taxes:                          3,000.00
         Estimated C.A.M. Fees:                                  425.00
                                                          -------------
         TOTAL MONTHLY RENT (EXCLUSIVE                    $   17,835.00
         OF SALES/USE TAX)

OPTION YEAR 4:

         Monthly Rent:                                    $   14,405.00
         Estimated Building Insurance:                           425.00
         Estimated Real Estate Taxes:                          3,500.00
         Estimated C.A.M. Fees:                                  425.00
                                                          -------------
         TOTAL MONTHLY RENT (EXCLUSIVE                    $   18,755.00
         OF SALES/USE TAX)

OPTION YEAR 5:

         Monthly Rent:                                    $   14,835.00
         Estimated Building Insurance:                           425.00
         Estimated Real Estate Taxes:                          3,500.00
         Estimated C.A.M. Fees:                                  425.00
                                                          -------------
         TOTAL MONTHLY RENT (EXCLUSIVE                    $   19,185.00
         OF SALES/USE TAX)

SECOND OPTION PERIOD:      June 1, 2002 - May 31, 2007.

         Monthly Rent will be negotiated between Lessee and Lessor in good faith and agreed to prior to commencement of Second Option Period; should an agreement not be reached Tenants possession of the Premises shall not be disturbed, and the dispute will be resolved by arbitration. Each party shall be responsible for their costs.

                                   SCHEDULE A

LEGEND:  T - TERMINATED

                   LEASE        LEASE        LEASE         LEASE          LEASE         LEASE         LEASE         LEASE
                   YEAR 6       YEAR 7       YEAR 8        YEAR 9         YEAR 10       YEAR 11       YEAR 12       YEAR 13
NOTIFICATION       JUNE 1/97    JUNE 1/98    JUNE 1/99     JUNE 1/2000    JUNE 1/2001   JUNE 1/2002   JUNE 1/2003   JUNE 1/2004
TIME PERIOD        MAY 31/98    MAY 31/99    MAY 31/2000   MAY 31/2001    MAY 31/2002   MAY 31/2003   MAY 31/2004   MAY 31/2005
-----------        ---------    ---------    -----------   -----------    -----------   -----------   -----------   -----------

June 1 thru          N/A           T            T              T             T             T             T              T
August 31, 1997

June 1 thru          N/A          N/A           T              T             T             T             T              T
August 31, 1998

June 1 thru          N/A          N/A          N/A             T             T             T             T              T
August 31, 1999

June 1 thru          N/A          N/A          N/A            N/A            T             T             T              T
August 31, 2000

June 1 thru          N/A          N/A          N/A            N/A           N/A            T             T              T
August 31, 2001

June 1 thru          N/A          N/A          N/A            N/A           N/A           N/A            T              T
August 31, 2002

June 1 thru          N/A          N/A          N/A            N/A           N/A           N/A           N/A             T
August 31, 2003

June 1 thru          N/A          N/A          N/A            N/A           N/A           N/A           N/A            N/A
August 31, 2004

June 1 thru          N/A          N/A          N/A            N/A           N/A           N/A           N/A            N/A
August 31, 2005

June 1 thru          N/A          N/A          N/A            N/A           N/A           N/A           N/A            N/A
August 31, 2006

                     LEASE         LEASE
                     YEAR 14       YEAR 15
NOTIFICATION         JUNE 1/2005   JUNE 1/2006
TIME PERIOD          MAY 31/2006   MAY 31/2007
-----------          -----------   -----------

June 1 thru             T              T
August 31, 1997

June 1 thru             T              T
August 31, 1998

June 1 thru             T              T
August 31, 1999

June 1 thru             T              T
August 31, 2000

June 1 thru             T              T
August 31, 2001

June 1 thru             T              T
August 31, 2002

June 1 thru             T              T
August 31, 2003

June 1 thru             T              T
August 31, 2004

June 1 thru            N/A             T
August 31, 2005

June 1 thru            N/A            N/A
August 31, 2006


                            SECOND ADDENDUM TO LEASE

         THIS SECOND ADDENDUM TO LEASE is entered into as of this 1ST day of JULY, 1994 by and between WESTERN HEMISPHERE SALES, INC. d/b/a PIONEER DATA PROCESSING, INC., as Lessor, and VERIDIEN CORPORATION, as Lessee.

         Contrary to the terms of the Lease, the following Paragraphs are hereby amended:

         WHEREAS, Lessor and Lessee have entered into a Lease Agreement (the "Lease") June 19, 1992, relating to that certain rentable space of approximately 26,000 square feet, located at 11800 28th Street North, St. Petersburg, Florida (the "Leased Premises"), and

         WHEREAS, Lessee now desires to again lease additional space from Lessor and Lessor desires to lease additional space to Lessee;

         NOW, THEREFORE, the parties hereby agree that the Lease shall be amended as follows:

         1. The Lease is hereby amended by the addition of the following paragraph to be inserted prior to Paragraph 1 of the Lease Agreement:

            The Lessor, in further consideration of the rentals to be paid and the covenants and agreements to be kept and performed by the Lessee does hereby grant, demise and lease unto Lessee, and the said Lessee does hereby hire and lease from the Lessor, that certain industrial space having a rentable area of approximately 11,800 square feet, and located at 11800 28th Street North, St. Petersburg, Florida, being otherwise described on Exhibit "A" attached to this Addendum to Lease and incorporated herein (the "Expansion Space").

         2. Paragraph 1 of the Lease is hereby amended by the addition of the following at the end of said Paragraph 1 and prior to Paragraph 1(a):

            The Commencement Date as to the Expansion Space shall be July 1,
1994.

         3. The Gross monthly base rent set forth in Paragraphs 1 (d), (e), and
(f) is hereby replaced by the following lease payment schedule, plus sales and use tax, effective as of the Expansion Commencement Date for the new total demised premises of approximately 37,800 rentable square feet.

            (d) YEAR 3: Beginning July 1, 1994, and on the first day of each successive month thereafter up to and including June 1, 1995, Lessee shall pay $12,060.00 as monthly rent, PLUS current year applicable sales and use tax, estimated building insurance, real estate taxes, and common area maintenance fees as follows:

                Monthly Rent:                               $ 12,060.00
                Estimated Building Insurance:               $    425.00
                Estimated Real Estate Taxes:                $  1,500.00
                Estimated C.A.M. Fees:                      $    425.00
                                                            -----------
                TOTAL MONTHLY RENT (EXCLUSIVE               $ 14,410.00
                OF SALES/USE TAX)

            (e) YEAR 4: On the first day of July 1, 1995 and on each successive month thereafter up to and including June 1, 1996, Lessee shall pay $12,423.00 as monthly rent, PLUS current year applicable sales and use tax, estimated building insurance, real estate taxes, and common area maintenance fees as follows:

                      Monthly Rent:                               $ 12,423.00
                      Estimated Building Insurance:               $    425.00
                      Estimated Real Estate Taxes:                $  2,000.00
                      Estimated C.A.M. Fees:                      $    425.00
                                                                  -----------
                      TOTAL MONTHLY RENT (EXCLUSIVE               $ 15,273.00
                      OF SALES/USE TAX)

                  (f) YEAR 5: On the first day of July 1, 1996 and on each successive month thereafter up to and including May 1, 1997, Lessee shall pay $12,795.00 as monthly rent, PLUS current year applicable sales and use tax, estimated building insurance, real estate taxes, and common area maintenance fees as follows:

                      Monthly Rent:                               $12,795.00
                      Estimated Building Insurance:               $   425.00
                      Estimated Real Estate Taxes:                $ 2,500.00
                      Estimated C.A.M. Fees:                      $   425,00
                                                                  ----------
                      TOTAL MONTHLY RENT (EXCLUSIVE               $16,145.00
                      OF SALES/USE TAX)

         4. Paragraph 2 of the Lease Agreement is hereby amended as follows:

            OPTION TO RENEW: In the event the Lessee shall perform all of the covenants of this Lease, including the prompt payment of the rent due hereunder, the Lessee shall have the option to renew the same for one (1) additional term of five (5) years upon the same terms and conditions set forth herein, provided, however, the rental payments during said option periods shall be payable as more fully set forth in Exhibit "A(a)" which is attached hereto and by reference made a part hereof. Lessee shall be deemed to have automatically renewed this Lease for the additional five year term unless Lessee provides Lessor with written notice of its intention not to renew at least 150 days prior to the termination of the original Lease Term.

         5. The term "Lease Term" referenced in Paragraph 1 of the Lease Agreement shall mean the term ending May 31, 1997 as to the entire Leased Premises inclusive of the Expansion Space.

         6. The Lessee's option to renew the Lease Term provided in Paragraph 2 of the Lease Agreement, if exercised, shall renew the Lease from the Lease expiration date of May 31, 1997, and shall apply to the entire Leased Premises including the Expansion Space. Said option Period shall commence June 1, 1997 and terminate May 31, 2002.

         7. The first sentence of Paragraph 7 of the Lease is hereby amended to read as follows: "As additional rent hereunder, Lessee shall pay to Lessor, monthly in advance, its newly adjusted prorata share of the leased premises of ninety-eight and four tenths percent (98.4%) of the building insurance, real estate taxes, common area maintenance as noted in Paragraphs 4, 5, and 6 of this Lease".

Except as provided herein, all other terms and conditions of the Lease shall remain in full force and effect. In the event of a conflict between this Addendum and the Lease, provisions of this Addendum shall govern.

         IN WITNESS WHEREOF, the parties have executed this Second Addendum as of the date above written.


WITNESSES:                                   VERIDIEN CORPORATION


                                                              CHAIRMAN & CEO
-----------------------------------          -------------------------------

-----------------------------------                   "LESSEE"


                                             PIONEER DATA PROCESSING


-----------------------------------          -------------------------------

-----------------------------------          Richard M. Speer

                                                      "LESSOR"

                                 EXHIBIT "A(A)"
                                 OPTION TO RENEW

EXTENSION TERM:   June 1, 1997 - May 31, 2002

OPTION YEAR 1:

                  Monthly Rent:                                      $13,180.00
                  Estimated Building insurance:                      $   425.00
                  Estimated Real Estate Taxes:                       $ 2,500.00
                  Estimated C.A.M. Fees:                             $   425,00
                                                                     ----------
                  TOTAL MONTHLY RENT (EXCLUSIVE                      $16,530.00
                  OF SALES/USE TAX)

OPTION YEAR 2:

                  Monthly Rent:                                      $13,570.00
                  Estimated Building Insurance:                      $   425.00
                  Estimated Real Estate Taxes:                       $ 3,000.00
                  Estimated C.A.M. Fees:                             $   425.00
                                                                     ----------
                  TOTAL MONTHLY RENT (EXCLUSIVE                      $17,420.00
                  OF SALES/USE TAX)

OPTION YEAR 3:

                  Monthly Rent:                                      $13,985.00
                  Estimated Building Insurance:                      $   425.00
                  Estimated Real Estate Taxes:                       $ 3,000.00
                  Estimated C.A.M. Fees:                             $   425.00
                                                                     ----------
                  TOTAL MONTHLY RENT (EXCLUSIVE                      $17,835.00
                  OF SALES/USE TAX)

OPTION YEAR 4:

                  Monthly Rent:                                      $14,405.00
                  Estimated Building Insurance:                      $   425.00
                  Estimated Real Estate Taxes:                       $ 3,500.00
                  Estimated C.A.M. Fees:                             $   425.00
                                                                     ----------
                  TOTAL MONTHLY RENT (EXCLUSIVE                      $18,755.00
                  OF SALES/USE TAX)

OPTION YEAR 5:

                  Monthly Rent:                                      $14,835.00
                  Estimated Building Insurance:                      $   425.00
                  Estimated Real Estate Taxes:                       $ 3,500.00
                  Estimated C.A.M. Fees:                             $   425.00
                                                                     ----------
                  TOTAL MONTHLY RENT (EXCLUSIVE                      $19,185.00
                  OF SALES/USE TAX)

                                ADDENDUM TO LEASE



         THIS ADDENDUM TO LEASE is entered into as of this 2nd day of September, 1993 by and between WESTERN HEMISPHERE SALES, INC. f/k/a PIONEER DATA PROCESSING, INC., as Lessor, and VERIDIEN CORPORATION, as Lessee, to that certain lease ("Lease") dated June 19, 1992.

         Contrary to the terms of the Lease, the following is hereby amended

                The Landlord hereby waives the requirement for Tenant to obtain flood insurance as provided for in Paragraph 4 (c) of the lease agreement.

         Except as provided herein, all other terms and conditions of the Lease shall remain in full force and effect. In the event of a conflict between this Addendum and the Lease, provisions of this Addendum shall govern.

         IN WITNESS WHEREOF, the parties have executed this Addendum as of the date above written.


WITNESSES:                                       VERIDIEN CORPORATION


----------------------------------               ------------------------------

----------------------------------                         LESSEE



                                                 WESTERN HEMISPHERE SALES, INC.


----------------------------------               ------------------------------
                                                 Richard M. Speer
----------------------------------                         LESSOR

                              INDUSTRIAL PARK LEASE

         THIS LEASE, made and entered into this 19th day of June, 1992, by and between WESTERN HEMISPHERE SALES, INC., a Florida corporation f/k/a PIONEER DATA PROCESSING, INC., a Florida corporation (hereinafter the "Lessor" or "Landlord"), and VERIDIEN CORPORATION, a Delaware corporation (hereinafter the "Lessee" or "Tenant"),

         WITNESSETH, that, in consideration of the covenants herein contained on the part of the said Lessee to be made and performed, the Lessor does hereby lease to the said Lessee the following-described property located in Pinellas County, Florida, the same being more particularly described as follows:

         That certain warehouse space having an overall area of 26,000 square feet, including approximately 8,000 square feet of office space, (hereinafter the "Premises"), and which space has a street address of 11800 - 28th Street North, St. Petersburg, FL. The building in which the Premises are located has an overall area of approximately 38,500 square feet.

         1. TERM: The term of this Lease shall be for an initial period of five
(5) years, commencing on the 15th day of June, 1992, and ending on the 31st day of May, 1997, with deposits and rental payments to be made as follows:

                  (a) DEPOSIT: Upon execution of this Lease, Lessee will deposit the sum of $14,521.88 which represents:

                  $   9,000.00      -       SECURITY DEPOSIT
                  ------------
                  $        n/a      -       last month's rent
                  ------------
                  $        n/a      -       last month's estimated building insurance
                  ------------
                  $        n/a      -       last month's estimated real estate taxes
                  ------------
                  $        n/a      -       last month's estimated Common Area
                  ------------              Maintenance ("C.A.M.")

                  $        n/a      -       sales tax
                  ------------
                  $   4,062.50      -       1/2 first month's rent
                  ------------
                  $     212.50      -       1/2 first month's estimated building insurance
                  ------------
                  $     750.00      -       1/2 first month's estimated real estate taxes
                  ------------
                  $     212.50      -       1/2 first month's estimated C.A.M.
                  ------------
                  $     284.38      -       sales tax
                  ------------
                  $  14,521.88      -       TOTAL
                  ------------

         Lessor is not obligated to apply the security deposit or advance rent on rents or other charges in arrears or on damages for the Lessee's failure to perform the Lease. However, the Lessor may so apply the security at its option and its right to possession of the Premises for nonpayment of rent or for any other reason shall not in any event be affected by reason of the fact that it holds this security. The advance rent may be applied to damage to the Premises. If no damage has occurred or the security deposit is used, the advance rent shall be applied to the last month's rent. The security deposit, if not applied toward payment of arrearages or damages as herein provided, is to be returned to the Lessee when the Lease is terminated, within thirty (30) days after the Lessee has vacated the Premises and delivered possession to the Lessor. If Lessor repossesses the Premises because of the Lessee's default or breach, it may apply the deposit on all damages suffered to the date of the repossession and may retain the remainder to apply to such damages as may be suffered thereafter by reason of the default or breach.

                  (b) YEAR 1: On the first day of July, 1992, and on the first day of each successive month thereafter up to and including May 1, 1993, Lessee shall pay $11,043.75, which represents:

                  $  8,125.00       -       monthly rent
                  -----------
                  $    425.00       -       estimated building insurance
                  -----------
                  $  1,500.00       -       estimated real estate taxes
                  -----------
                  $    425.00       -       estimated C.A.M.
                  -----------
                  $    568.75       -       sales tax
                  -----------
                  $ 11,043.75       -       TOTAL MONTHLY PAYMENT
                  -----------

                  (c) YEAR 2: On the first day of June, 1993, and on the first day of each successive month thereafter up to and including May 1, 1994, Lessee shall pay $8,370.00 as monthly rent, plus sales tax and estimated building insurance, real estate taxes, and C.A.M.

                  (d) YEAR 3. On the first day of June, 1994, and on the first day of each successive month thereafter up to and including May 1, 1995, Lessee shall pay $8,620.00 as monthly rent, plus sales tax and estimated building insurance, real estate taxes and C.A.M.

                  (e) YEAR 4. On the first day of June, 1995, and on the first day of each successive month thereafter up to and including May 1, 1996, Lessee shall pay $8,880.00 as monthly rent, plus sales tax and estimated building insurance, real estate taxes and C.A.M.

                  (f) YEAR 5. On the first day of June, 1996, and on the first day of each successive month thereafter up to and including May 1, 1997, Lessee shall pay $9,145.00 as monthly rent, plus sales tax and estimated building insurance, real estate taxes, and C.A.M.

                  (g) LATE FEES: The monthly rental payments shall be paid each month on the date set forth above, without demand, to Lessor at the address set forth in this Lease or at such other address as Lessor may designate in writing. In the event any rental payment is delinquent for a period of ten (10) days, then in that event, Lessee shall be liable for and agrees to pay a delinquent charge in an amount equal to five (5%) of each such delinquent payment.

         2. OPTION TO RENEW: In the event the Lessee shall perform all of the covenants of this Lease, including the prompt payment of the rental due hereunder, the Lessee shall have the option to renew the same for one (1) additional term of five (5) Years upon the same terms and conditions set forth therein, provided, however, the rental payments during said option periods shall be payable as more fully set forth in Exhibit "A" which is attached hereto and by reference made a part hereof. Lessee shall be deemed to have automatically renewed this Lease for the additional five-year term unless Lessee provides Lessor with written notice of its intention not to renew at least one hundred fifty (150) days prior to the termination of the original Lease Term.

         3. UTILITIES: Lessee will, at its own expense, pay and discharge all costs and charges for electricity, gas, water, sewer and garbage collection, telephone, and all other utilities furnished in connection with or for the use of said Premises, or any part thereof, including the making of deposits with the proper authorities or persons in order to secure such services. At the time of the commencement of the term of this Lease, if any of the aforesaid services are being furnished to the Leased Premises from accounts that are in the name of the Lessor, Lessee agrees to immediately change such service accounts with the proper authorities or persons into the name of the Lessee. In the event that Lessee fails to change such accounts into the Lessee's name within five (5) days after the commencement of the term of this Lease, Lessor shall have the right without any notification to Lessee to immediately notify the proper authorities or persons to terminate the furnishing of such services to the Leased Premises without incurring any liability to Lessee on account of such termination.

         Lessee shall, at Lessee's cost and expense, be responsible for all necessary pest extermination.

         Lessee shall also be responsible for all equipment and/or data contained in said equipment.

         4. INSURANCE: Lessee shall, during the full term of this Lease, and at its own expense, carry public liability insurance for the protection of the Lessor and the Lessee in the limits commonly known as $2,000,000 single limit and $1,000,000.00 per person and will provide Lessor with evidence of said insurance. Lessee shall provide Lessor with copies or original insurance policies within ten (10) days after the Commencement Date of the Lease, and within ten (10) days after January 1 of each year, or promptly upon request of Lessor at any time. Lessor shall be an additional paid insured and loss payee on such policies, and Lessor shall be entitled to receive a 30-day written notice prior to cancellation of any such policies.

         The Lessor shall pay for and maintain, during the term, the following policies of insurance covering the Leased Premises:

            (a) Broad Form Comprehensive General Liability Insurance. Including, but not limited to, coverage for Personal Injuries with limits of not less than $2,000,000 combined single limit for death, personal injury and property damage, per occurrence.

            (b) All Risk Property Insurance. Upon all building improvements and alterations, including, but not limited to, fire and extended coverage, vandalism, malicious mischief and sprinkler leakage in the amount of one hundred (100%) percent of full replacement cost.

            (c) Flood Insurance. If applicable, Lessor will purchase flood insurance coverage for the property if the property is in an insurance flood zone in an amount per the market value of the building.

            (d) Renter/Business Interruption Insurance. Lessor shall also provide renter/business interruption insurance for the Property.

         Lessee agrees to reimburse Lessor for the cost of Lessee's pro rata share of said insurance, which cost shall constitute additional rental hereunder, and shall be payable in the manner set forth in Paragraph 7 of this Lease.

         Lessor shall provide Lessee with evidence of said insurance and provide copies or original insurance policies within ten (10) days after the Commencement Date of the Lease, and within ten (10) days after January 1 of each year, or promptly upon request of Lessee at any time. Lessee reserves the right to investigate comparative insurance policies from companies of equal or greater rating for said insurance and present to Lessor. If alternative policies of equal or better coverage are found to be more economical than those currently in effect than Lessor must either implement those policies or reimburse Lessee for any savings that Lessee would realize.

         5. TAXES: Lessee agrees to pay its pro rata share of all real estate and personal property taxes assessed against the demised Premises during the term of this Lease, which taxes shall constitute additional rental hereunder and shall be payable by Lessee to Lessor in the manner set forth in Paragraph 7 of this Lease.

         6. MAINTENANCE: Lessor shall maintain the roof, structural load bearing walls and slab on the Leased Premises, as well as the common areas of the building. The Lessor's expenses incurred in the maintenance of the common areas of the building shall be known as "Common Area Maintenance" or "C.A.M.", and shall include, but not be limited to reasonable management expenses, janitorial and landscaping services, and such other reasonable costs and expenses as may be paid by Lessor in connection with the upkeep, maintenance, repair or management of the Premises or the building.

         Lessee shall maintain and repair, at Lessee's expense, all other portions of the Premises including, but not limited to plumbing, lighting, air conditioning, and plate glass. Lessee shall, at the termination of the Lease, by lapse of time or otherwise, surrender up Leased Premises in good order and condition, reasonable use and ordinary wear and tear excepted. Lessee may remove any tenant improvements installed by Tenant at the termination of the Lease provided Lessee pays the cost of removal and repairs of any and all damage or injury to the Leased Premises resulting from such removal.

         Lessee shall have a period of fourteen (14) days (hereinafter referred to as the "Inspection Period") after the Lease begins to inspect the air-conditioning, heating, plumbing, and electrical systems for the building. If such inspection reveals that any repairs are necessary, said repairs shall be completed at Lessor's expense. Upon the termination of this Inspection Period, Lessee shall be responsible for all maintenance repair as described in this Paragraph.

         7. ADDITIONAL RENTAL: As additional rental hereunder, Lessee shall pay to Lessor, monthly in advance, sixty-seven and one-half percent (67.5%) of the building insurance, real estate taxes, and Common Area Maintenance as noted in Paragraphs 4, 5, and 6 of this Lease. Prior to the commencement of each calendar year of the Lease term, or as soon thereafter as practicable, Lessor shall give Lessee written notice of its estimate of the amounts payable under this paragraph for the ensuing year of the Lease term on the date each monthly rental payment is due as provided in Paragraph 1 of this Lease. Lessee shall pay to Lessor 1/12th of such estimated amounts, provided, if such notice is not given on or before the January rental payment of each year of said Lease term, Lessee shall continue to pay on the basis of the prior year's estimate until the month after such notice is given. If at any time or times it appears to Lessor that the amounts payable under this paragraph for the ensuing year will vary from its estimate by more than ten (10%) percent, Lessor may, by written notice to Lessee, revise its estimate for such year, and subsequent payments by Lessee shall be based upon such revised estimates. Within ninety (90) days after the close of each year of the Lease term, or as soon after such ninety (90) day period as practicable, Lessor shall deliver to Lessee a statement of amounts payable under this paragraph for such year. If such statement shows an amount owing by Lessee that is less than the estimated payments for such year previously made by Lessee, the excess payment shall be applied to the payments due for the following year. If such statement shows an amount owing by Lessee that is more than the estimated payments for such year previously made by Lessee, Lessee shall pay the deficiency to Lessor within thirty (30) days after delivery of the statement.

         The estimated additional rental amounts to be paid in 1992 were calculated as follows: the portion attributable to building insurance was estimated based on the actual 1991 building insurance bill which is divided by 12 months; the portion attributable to taxes was based on the total amount billed for 1991 (the April amount) which is also divided by 12 months; the portion attributable to C.A.M. was based on total C.A.M. expenses for 1991, plus any anticipated or known increases for 1992, which is also divided by 12 months.

         In the event the commencement date and expiration date of the terms of this Lease fall on days other than January 1 and December 31, respectively, for the first and last calendar years of the term of this Lease, Lessee's pro-rata share of the amounts payable under this paragraph, shall he calculated on a per diem basis for the actual number of days of the Lease term falling in the applicable calendar year.

         8. QUIET POSSESSION: Lessor covenants, promises and agrees with the Lessee, that the Lessee, on paying the said rent above hereby reserved, and observing, performing and keeping all and singular the covenants and agreements herein contained, shall and may lawfully, peacefully and quietly have, hold, use, occupy and enjoy said Premises hereby leased.

         9. USE: Lessee shall use and occupy the Leased Premises during the term of this Lease only for the purpose of the manufacturing and distribution of medical products, operating research and development laboratories for said products, including microbiology, chemical, quality control, and prototype, and for the maintenance of executive offices, and no other purpose whatsoever without Lessor's prior written consent, which consent shall not be unreasonably withheld. Lessee will not use or permit to be used the Premises hereby leased for any unlawful or improper purpose or in any manner which would constitute a nuisance or in any way injure the reputation or value of the demised Premises. Lessee will at all times comply with all laws or ordinances of any and all duly constituted governmental or municipal authorities, and of any and all of their departments and bureaus applicable to Lessee's use of said Premises, and all lawful rules and regulations promulgated by said authorities and bureaus in connection with Lessee's use of the Premises herein demised. Lessee shall comply with all other laws, ordinances, etc., related to the Premises. However, nothing contained in this paragraph shall be construed to require Lessor or Lessee to make any structural repairs or alterations to the demised Premises.

         10. LIENS: The Lessee shall have no authority to incur, create or permit, and shall not incur, create, permit or suffer, any lien for labor or materials or services to attach to the interest or estate of either the Lessor or the Lessee in the Leased Premises or other real estate of which the Leased Premises or other real estate of which the Leased Premises for a part, and neither the Lessee, nor anyone claiming by, through or under the Lessee, shall have any right to file or place any labor or material lien of any kind or character whatsoever or any mechanics lien or other lien of any kind, upon the Leased Premises or other real estate of which the Leased Premises form a part, so as to encumber or affect the title of the Lessor, and all persons contracting with the Lessee directly or indirectly, or with any person who in turn is contracting with the Lessee, for the erection, construction, installation, alteration or repair of the Leased Premises or any improvements therein or thereon, including fixtures and equipment, and all materialmen, contractors, mechanics, laborers, architects, engineers, and others are hereby charged with notice that as and from the date of this instrument, they and each of them must look to the Lessee only to secure the payment of any bills or charges or claims for work done, or materials furnished, or services rendered or performed during the term hereby demised.

         A Memorandum of Lease shall be recorded in the Public Records in order to avoid attachment of any lien caused by actions of Lessee to attach to the Property owned by Lessor.

         11. ASSIGNMENT AND SUBLETTING: Lessee will not assign this Lease without the written consent of the Lessor, and the Lessor agrees that such consent will not be unreasonably withheld or delayed. In the event that the Lessor does consent to such assignment or subletting, it is understood and agreed that such will in no way relieve the Lessee of its obligation to pay the rents as provided herein during the term of this Lease. In the event Lessee sublets the Property for rental amounts in excess of Lessee's current rental payments, fifty percent (50%) of any excess rents collected pursuant to the sub-lease shall promptly be paid to Lessor.

         12. INSPECTION: Lessee will permit the Lessor to enter upon said Premises upon reasonable notice during the usual business hours for the purpose of making inspections or repairs, or for the purposes of obeying any laws or orders of any duly constituted governmental or municipal authorities, and/or for the purpose of exhibiting the Leased Premises to prospective tenants or purchasers within the four (4) months of the expiration of the Lease, provided Lessor does not unreasonably or unnecessarily interfere with the operation of Lessee's business. In making such inspections or repairs, Lessor shall observe all reasonable security regulations of Lessee and shall hold in confidence any information concerning business or products of Lessee which they, or any of them, may discover while present on said Premises.

         13. HAZARD DAMAGE: The parties hereto agree, if by virtue of fire, storm, or any cause other than negligent or deliberate act of the Lessee, the Leased Premises becomes partly or wholly untenantable, then and in that event, the rent shall abate in proportion to the amount of untenantability of said Premises for so long as they are untenantable. In the event the Leased Premises are not totally destroyed, the Lessor agrees to rebuild the Premises with all possible dispatch and deliver the same to the Lessee within a period of one hundred eighty (180) days after the event causing the destruction. In the event the Leased Premises are totally destroyed, then Lessee or Lessor shall have the option to terminate this Lease within a period of thirty (30) days after the same destruction. In the event this Lease is not thus terminated, the Lessor agrees to rebuild the Premises with all possible dispatch and deliver the same to the Lessee within a period of not more than two hundred forty (240) days after an event causing total destruction. However, in no event shall Lessor be obligated to do any rebuilding if the remaining term of this Lease shall have less than one (1) year to run following the expected completion of such rebuilding, unless Lessee exercised its option to renew the Lease for two additional five (5) year terms.

         14. ALTERATIONS: Except as otherwise provided in this paragraph, Lessee will not make any improvements, installations, alterations or additions in or to the Leased Premises without the written consent of Lessor, which consent shall not be unreasonably withheld. If Lessor consents to such improvements, alterations, or additions, any such improvements shall be installed at Lessee's expense in accordance with plans approved by Lessor and only by such contractors reasonable acceptable to Lessor. Lessee also agrees that all work will be done in a workmanlike manner, with all applicable permits being obtained and shall conform to all applicable codes. Lessee also agrees to have the work performed at such reasonable times and in such reasonable manner as Lessor may designate.

         15. SUBORDINATION: Lessee agrees to execute and deliver an instrument subordinating the Lease to the lien of any mortgage within ten (10) days after receiving a written request from Lessor. Provided, however, in the instrument the mortgagee must agree that, so long as Lessee is not in default under the provisions of this Lease: (a) this Lease shall remain in full force and effect,
(b) the possession of the Premises by Lessee shall not be disturbed, and (c) in the event of a foreclosure or other suit instituted pursuant to the mortgage, the suit shall not affect the rights of Lessee under this Lease, but any purchaser of the Premises as a result of such suit shall take the Premises subject to this Lease and shall be bound by all of its terms. In the event of a foreclosure of any mortgage encumbering the Leased Premises, Lessee agrees to attorn to the mortgagee or its successors in interest and recognize such party as Lessor under this Lease, provided Lessee receives in return a nondisturbance agreement from the foreclosing mortgagee or its successor in interest as set forth immediately above. Any mortgage placed on the Leased Premises by the Lessor will not cover the equipment, furniture or furnishings owned by the Lessee.

         16. TENANT ESTOPPEL LETTERS: Lessee shall, within ten (10) days after receiving a written request from Lessor, make a Tenant Estoppel Letter and/or statement in writing certifying:

             (a) That the term of this Lease has commenced, setting forth the date of such commencement;

             (b) That this Lease is unmodified and in full force and effect or, if there have been modifications, that the Lease is in full force and effect as modified, stating the modification,

              (c) whether or not there are then existing any known offsets or defenses against the enforcement of any of Lessee's covenants hereunder (and if so, specifying them);

              (d) The dates to which rent and other amounts have been paid in advance, if any;

              (e) Whether or not Lessee has acquired any interest in the Premises except for its interest under this Lease; and

              (f) Whether or not Lessee has executed a leasehold mortgage or otherwise made any transfer or assignment of any part of the leasehold estate.

                  Such statements shall be given as often as Lessor may reasonably request them and may be relied upon by any prospective purchaser of the fee simple interest in the Premises or by any Mortgagee or its assignee.

         17.      DEFAULT PROVISIONS:

                  A. The happening of any one or more of the following events shall, at the option of Lessor, constitute a breach of this Lease on the part of the Lessee and Lessor shall have such remedies as are herein provided.

                     (1) If Lessee defaults in the payment of any rents
                  payable to Lessor hereunder and fails to pay same within ten
                  (10) days of such default; or

                     (2) If Lessee fails to provide Lessor with insurance
                  policies on any one of the following: (i) within ten (10) days after the Commencement Date; or (ii) within ten (10) days after January 1 of each year; or (iii) within ten (10) days after Landlord's request for copies of such policy; or

                     (3) If Lessee fails to provide Lessor with such
                  Tenant Estoppel Letters as described in Paragraph 16 of this Lease within ten (10) days after written request of Lessor.

                     (4) If Lessee petitions or applies to any tribunal
                  for the appointment of a trustee or receiver of Lessee or commences any proceedings relating to Lessee under any bankruptcy, reorganization, arrangements, insolvency, readjustment, dissolution, liquidation law of any jurisdiction whether or not hereinafter in effect; or

                     (5) If any such petition or application is filed or
                  any proceedings are commenced against Lessee and Lessee, by any act, indicates its approval thereof, consents thereto or acquiesces therein, or an order is entered appointing such trustee or receiver, or adjudicating Lessee bankrupt or insolvent, or approving the petition in any such proceedings, and such order remains in effect for more than ninety (90) days; or

                     (6) If Lessee fails to fully and promptly perform any
                  act, term or provisions required of it in the performance of this Lease. If a default is claimed under this subparagraph, written notice specifically specifying the nature of such claimed default shall be mailed to Lessee and Lessee shall have fifteen (15) days to cure said default or such longer time as may reasonably be necessary due to the nature of said default.

                  B. Upon the happening of any of the above events of default, Lessor may, at

         Lessor's option:

                     (1) Terminate and end this Lease and re-enter upon
                  the Leased Premises and at Lessor's options, all of Lessee's rights, title, and interest under this Lease shall end and Lessee shall become a tenant at sufferance; or

                     (2) Elect to declare the entire rent for the balance
                  of the term, or any part thereof, during which Lessee may remain in possession due and payable forthwith, and may proceed to collect the same by distress or otherwise, and thereupon said term shall terminate at the option of Lessor except that, to the extent rents have been collected in such fashion, Lessee shall be entitled to remain in possession to the exhaustion of the period covered by the rentals so collected; or

                     (3) Take possession of the Premises and rent the same
                  for the account of Lessee.

                     The exercise of any of the above options shall not be
                  deemed to be the exclusive remedy of Lessor. In addition thereto, Lessor shall have the right of any of the provisions of the laws of the State of Florida governing default by Lessee, and, in any event of default by Lessee, Lessor shall take all reasonable action to mitigate damages.

                  C. Lessee agrees to pay a reasonable attorneys' fee and all costs if it becomes necessary for Lessor to employ an attorney to collect any of the rent agreed to be paid or to enforce performance of any of the provisions of this Lease, provided Lessor is successful, or to obtain possession of the Leased Premises or otherwise to exercise any option or enforce any right given to Lessor upon default by Lessee on any term, condition, stipulation or obligation of the Lease.

                  D. Should Lessor default in the terms and covenants herein contained and should Lessee be required to secure the services of an attorney and should such default be proven, then Lessor agrees to pay a reasonable attorneys' fee to Lessee.

         18. NOTICES: The rent payable under the terms of this Lease and any notices to the Lessor shall be mailed to:

                            Western Hemisphere Sales, Inc.
                            f/k/a Pioneer Data Processing, Inc.
                            1803 U.S. Highway 19 North
                            Holiday, FL 34691

or such other addresses as the Lessor may designate in writing.

Notices to the Lessee shall be mailed to:

                            Paul L. Simmons
                            11800 - 28th Street North
                            St. Petersburg, FL 33716

or such other addresses as the Lessee may designate in writing.

         19. ABANDONMENT: If Lessee shall abandon or surrender the Leased Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Lessee and left on the Leased Premises for a period of fifteen (15) days after such abandonment or surrender shall be deemed to be abandoned, at the option of Lessor.

         20. GENDER USAGE: The use of any gender herein shall be deemed to be or include the other genders and the use of the singular herein shall be deemed to be or include the plural (and vice versa), wherever appropriate.

         21. SUCCESSORS: This Lease shall be binding heirs, personal representatives, successors and assigns of parties hereto.

         22. RADON DISCLOSURE: Radon is a naturally occurring radioactive gas that, when it has be accumulated in a building in sufficient quantities, may present health risks to person who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         23. GOVERNMENT COMPLIANCE: Lessee shall keep and maintain the Leased Premises in compliance with, and shall not cause or permit the Leased Premises to be in violation of any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to the environmental conditions on, under or about the Leased Premises including, but not limited to, soil and ground water conditions. Lessee shall not use, generate, manufacture, store or dispose of on, under or about the Leased Premises or transport to or from the Leased Premises any radioactive materials, hazardous wastes, toxic substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", or "toxic substances" under any applicable federal or state laws or regulations, but specifically excluding any substances used by Lessee in the ordinary course of its business in accordance with applicable federal and state laws and regulations (collectively referred to herein as "Hazardous Materials").

         Lessee shall be solely responsible for, and shall indemnify and hold harmless Lessor, its successors and assigns, from and against, any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence of Hazardous Materials on, under or about the Leased Premises, including without limitation: (a) All foreseeable consequential damages; (b) The costs of any required or necessary repair, cleanup or detoxification of the Leased Premises, and the preparation and implementation of any closure, remedial or other required plans; and (c) All reasonable costs and expenses incurred by Lessor in connection with clauses (a) and (b) of this paragraph, including, but not limited to, reasonable attorney's fees.

         Within thirty (30) days after the beginning of this Lease Term, Lessor shall obtain a Phase I Environmental Audit for the Premises. The results of this Audit shall be provided to Lessee, and the costs for said audit shall be split evenly between Lessee and Lessor with Lessee's share not to exceed ONE THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($1,500.00) or fifty percent (50%) of the cost, whichever is lower.

         24. CONTAMINATION: Lessee will have no liability relative to any soil contamination if any is attributable to activities of prior tenants.

         25. SIGNAGE: Lessee shall not be permitted to install, construct, inscribe, paint, affix or display any sign, advertisement, or logo visible from the exterior of the Leased Premises in any common area without Lessor's prior written consent. The exact size, design, configuration and placement of all signs, advertisements and logos shall be subject to the reasonable approval of Lessor, the approval of the City of St. Petersburg, and any other applicable governmental authorities. Under no circumstances may any sign, advertisement, or logo violate any ordinance, rule or regulation of any governmental authority. Lessee hereby agrees to seek and obtain any and all governmental approvals, permits or licenses necessary for the lawful operation and placement of any signs, advertisements, or logos approved by Lessor. All costs of installation, construction, erection, illumination (where appropriate), maintenance, repair and removal of any of the above referenced items shall be the obligation of the Lessee. Before erecting or placing any signs, advertisements, or logos or beginning any construction pursuant to preparation for the erection or placement thereof, Lessee shall submit to Lessor, for Lessor's review and approval, detailed plans and specifications for all work to be performed. After obtaining Lessor's approval of said plans and specifications, the signs, advertisements, or logos are to be constructed pursuant to the plans and specifications without any deviation therefrom whatsoever. Upon vacating the Leased Premises, Lessee shall remove all signs, advertisements or logos and repair all damage caused by such removal. Lessee's obligation to observe or perform this covenant shall survive the expiration or termination of this Lease. Lessee hereby agrees to indemnify and hold Lessor harmless from and against any and all loss, cost, damage, claims, suits, actions for any damage or injury to any person or property caused by the installation, construction, erection, maintenance, repair or removal of any of said signs, advertisements, or logos.

         26. CONDEMNATION: If any substantial portion of the Leased Premises shall be taken by eminent domain, Lessee shall have the right to terminate this Lease as of the date of taking by giving written notice of such termination to the Lessor within fifteen (15) days following the date of such taking, and in the event of such termination, rent shall cease as of the date of such termination and any rent paid beyond that date shall be refunded to the Lessee. Whether or not the Lessee shall exercise such right, the Lessor and Lessee shall have and retain their respective rights to compensation from the condemning authority in connection with and following a taking by eminent domain. If Lessee does not terminate this Lease following a substantial taking by eminent domain or if the portion of the Leased Premises taken is not substantial, the rent payable under this Lease for the remainder of the term shall be reduced as of the date of taking in the proportion that the area of the part taken bears to the total area of the Leased Premises just prior to such taking. Substantial, as used herein, shall refer to the ability of Lessee to carry on its normal business.

         27. HOLD HARMLESS: Lessee agrees that all property belonging to or in the name of, custody or control of the Lessee or any occupant of the Leased Premises which is in or on the Leased Premises shall be there at the risk of the Lessee or such occupant only, and Lessor shall not be liable for any injury thereto or loss or destruction thereof, excepting injury or loss resulting from breach of the terms of this Lease by Lessor. Lessee further agrees that Lessor shall not be liable to the Lessee or any person for any injury, loss or damage to property or to any person on the Leased Premises or on the common areas appurtenant thereto, excepting injury or loss resulting from breach of the terms of this Lease by Lessor. Lessor shall not be responsible for or liable to Lessee for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining Premises or any part of the Premises adjacent to or connected with the Leased Premises or any part of the Leased Premises shown on the Site Plan or for any loss or damage resulting to Lessee or its property from burst, stopped or leaking water, gas, sewer or steam pipes or for any damage or loss of property within the Leased Premises from any causes whatsoever, including theft, excepting injury or loss resulting from breach of the terms of this Lease by Lessor.

         Lessee hereby indemnifies Lessor for any injury to persons or loss or damage to Property on or about Lessee's premises.

         28. NO WAIVER: No assent, express or implied, by the Lessor to any breach of any of the

Lessee's covenants or agreements shall be deemed a waiver of any succeeding breach of the same covenant or agreement. No delay or omission on the part of Lessor in exercising any right or remedy shall operate as a waiver thereof or the exercise of any other right or remedy.

         29. MISCELLANEOUS IMPROVEMENTS: Lessor agrees, at Lessor's expense, to repair roof leak located on the northeast corner of building.

         30. SPECIAL CONDITIONS:

             (a) Option to Purchase: During the fifteen (15) months of this Lease, Lessee shall have the option to purchase the Property for the purchase price (cash price) of ONE MILLION FOUR HUNDRED FIFTY THOUSAND AND N0/100 DOLLARS ($1,450,000.00). This option can only be exercised by Lessee by delivering an earnest money deposit to Lessor in the amount of ten percent (10%) of the purchase price along with a written offer to purchase at the above price. Lessor and Lessee agree that the closing of such sale shall take place within ninety (90) days after Lessee's exercise of said option.

             (b) Right to Expand: During the first year (Year 1) of this Lease, Lessee shall also be entitled to the right of first refusal to expand into the contiguous space (approximately 12,500 square feet) currently occupied by KEMCO, at the same rental rate currently paid by KEMCO with three percent (3%) annual increases. Such right of first refusal must be exercised within fourteen (14) days after Lessee receives notice of Lessor's receipt of an acceptable offer to lease such space.

             (c) Lessor agrees, at Lessor's expense, to paint the exterior of the entire building (color to be mutually agreed upon by Lessor and Lessee) within sixty (60) days after the Commencement Date of the Lease.

         31. ENTIRE AGREEMENT: This Lease contains all of the agreements, covenants and conditions between the parties hereto with respect to the subject matter hereof and may not be altered or modified orally or in any other manner, except by an agreement in writing signed by all of the parties hereto, or by their respective successors in interest. The covenants and agreements herein contained shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. This Lease constitutes a Florida contract and shall be construed according to the laws of that state. The parties agree that the venue for any litigation arising hereunder shall be in a Pinellas County Court of competent jurisdiction.

         IN WITNESS WHEREOF, the parties have caused these presents to be executed as of the day and year first above written.


                                               WESTERN HEMISPHERE SALES, INC.
                                               f/k/a PIONEER DATA PROCESSING,
                                               INC., a Florida corporation

WITNESSES:


                                               By:
---------------------------------                 -----------------------------
                                               Title:
---------------------------------                    --------------------------
                                               Date:
                                                    ---------------------------

                                                                     "LESSOR"


                                               VERIDIEN CORPORATION, a Delaware
                                               corporation

WITNESSES:



                                               By:
---------------------------------                 -----------------------------
                                               Title:
---------------------------------                    --------------------------
                                               Date:
                                                    ---------------------------

                                                                     "LESSEE"

                                   EXHIBIT "A"

                                 OPTION TO RENEW


EXTENSION TERM:            June 1, 1997 - May 31, 2002

OPTION YEAR 1:

         Monthly rent plus plus sales tax, real estate taxes, building insurance,
         and C.A.M.'s. beginning 6/1/97:                                                $ 9,420.00


OPTION YEAR 2:

         Monthly rent plus plus sales tax, real estate taxes, building insurance,
         and C.A.M.'s. beginning 6/1/98:                                                $ 9,700.00


OPTION YEAR 3:

         Monthly rent plus plus sales tax, real estate taxes, building insurance,
         and C.A.M.'s. beginning 6/1/99:                                                $ 9,995.00


OPTION YEAR 4:

         Monthly rent plus plus sales tax, real estate taxes, building insurance,
         and C.A.M.'s. beginning 6/1/2000:                                              $10,295.00


OPTION YEAR 5:

         Monthly rent plus plus sales tax, real estate taxes, building insurance,
         and C.A.M.'s. beginning 6/1/2001:                                              $10,600.00
